UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2006

                            ------------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

             California                                     46-0476193
   (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)         File Number)       Identification Number)

                27710 Jefferson Avenue
                      Suite A100
                 Temecula, California                          92590
        (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01- Other Events.

     On August 8, 2006, Temecula Valley Bank, the principal subsidiary of Temecula Valley Bancorp Inc., opened a full-service branch office located at 985 Lomas Santa Fe Drive, Solana Beach, California 92075.


Item 9.01- Financial Statements and Exhibits.

       (a)   Financial statements of business acquired.  Not applicable.
       (b)   Pro forma financial information.            Not applicable.
       (c)   Shell Company Transactions.                 Not applicable.
       (d)   Exhibits

             The following exhibit is filed with this Form 8-K:

             99.1 Press Release, dated August 8, 2006, announcing the opening of a full service branch in Solana Beach, California.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: August 8, 2006                   By:  /s/ STEPHEN H. WACKNITZ
                                          -------------------------
                                          Stephen H. Wacknitz
                                          Chief Executive Officer and President